						Deal Summary Report					CSFB05-4G6BBG

				Assumptions							Collateral
Settlement	29-Apr-05	Prepay		100 PPC					Balance	WAC	WAM	Age	WAL	Dur
1st Pay Date	25-May-05	Default		0 CDR					$285,157,599.00	5.95	357	3	4.34	3.48
		Recovery	0	months
		Severity		0%

Tranche	Balance	Coupon	Principal	Avg	Dur	Yield	Spread	Bench	Price	$@1bp	Accrued	NetNet	Dated	Notes
Name			Window	Life			bp		%		Int(M)	(MM)	Date
6N1	26,805,000.00	5.5	05/10 - 01/35	10.63									1-Apr-05	FIX
2A7	75,000,000.00	3.3	05/05 - 06/11	2.44									25-Apr-05	FLT
2A8	75,000,000.00	2.2	05/05 - 06/11	2.44									25-Apr-05	INV_IO
6S1	150,000,000.00	5.5	05/05 - 05/14	2.88									1-Apr-05	FIX
6L1	16,243,143.00	5.5	06/11 - 01/35	10.28									1-Apr-05	FIX
6B1	17,109,456.00	5.5	05/05 - 01/35	9.92									1-Apr-05	FIX

Treasury Swaps
Mat 6MO 2YR 3YR 5YR 10YR 30YR 1YR 2YR 3YR 5YR 10YR 30YR
Yld 2.776 3.742 3.894 4.142 4.468 4.739 3.786 4.164 4.363 4.598 4.933 5.253

CSFB05-4G6BBG - Dec - 6S1

Date	1	2	3	4	5
29-Apr-05	100	100	100	100	100
25-Apr-06	99	88	78	68	58
25-Apr-07	97	76	57	40	25
25-Apr-08	95	65	40	21	6
25-Apr-09	94	55	27	7	0
25-Apr-10	92	46	17	0	0
25-Apr-11	90	39	10	0	0
25-Apr-12	88	33	5	0	0
25-Apr-13	86	28	2	0	0
25-Apr-14	84	24	*	0	0
25-Apr-15	82	20	0	0	0
25-Apr-16	79	17	0	0	0
25-Apr-17	77	15	0	0	0
25-Apr-18	74	12	0	0	0
25-Apr-19	71	10	0	0	0
25-Apr-20	68	8	0	0	0
25-Apr-21	65	7	0	0	0
25-Apr-22	62	5	0	0	0
25-Apr-23	58	4	0	0	0
25-Apr-24	55	3	0	0	0
25-Apr-25	51	2	0	0	0
25-Apr-26	46	1	0	0	0
25-Apr-27	42	0	0	0	0
25-Apr-28	37	0	0	0	0
25-Apr-29	32	0	0	0	0
25-Apr-30	27	0	0	0	0
25-Apr-31	21	0	0	0	0
25-Apr-32	15	0	0	0	0
25-Apr-33	8	0	0	0	0
25-Apr-34	2	0	0	0	0
25-Apr-35	0	0	0	0	0

WAL	18.47	6.11	2.88	1.88	1.39
Principal Window	May05-Jul34	May05-Mar27	May05-May14	May05-Feb10	May05-Oct08

LIBOR_1MO	2.85	2.85	2.85	2.85	2.85
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-4G6BBG - Dec - 2A7

Date	1	2	3	4	5
29-Apr-05	100	100	100	100	100
25-Apr-06	98	87	76	65	53
25-Apr-07	97	74	53	34	18
25-Apr-08	95	61	34	13	0
25-Apr-09	93	51	20	0	0
25-Apr-10	91	41	8	0	0
25-Apr-11	89	33	1	0	0
25-Apr-12	87	26	0	0	0
25-Apr-13	84	21	0	0	0
25-Apr-14	82	16	0	0	0
25-Apr-15	80	12	0	0	0
25-Apr-16	77	9	0	0	0
25-Apr-17	74	6	0	0	0
25-Apr-18	71	3	0	0	0
25-Apr-19	68	1	0	0	0
25-Apr-20	65	0	0	0	0
25-Apr-21	62	0	0	0	0
25-Apr-22	58	0	0	0	0
25-Apr-23	54	0	0	0	0
25-Apr-24	50	0	0	0	0
25-Apr-25	46	0	0	0	0
25-Apr-26	41	0	0	0	0
25-Apr-27	36	0	0	0	0
25-Apr-28	31	0	0	0	0
25-Apr-29	25	0	0	0	0
25-Apr-30	19	0	0	0	0
25-Apr-31	13	0	0	0	0
25-Apr-32	6	0	0	0	0
25-Apr-33	0	0	0	0	0

WAL	17.45	4.94	2.44	1.63	1.21
Principal Window	May05-Mar33	May05-Nov19	May05-Jun11	May05-Mar09	May05-Feb08

LIBOR_1MO	2.85	2.85	2.85	2.85	2.85
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-4G6BBG - Dec - 2A8

Date	1	2	3	4	5
29-Apr-05	100	100	100	100	100
25-Apr-06	98	87	76	65	53
25-Apr-07	97	74	53	34	18
25-Apr-08	95	61	34	13	0
25-Apr-09	93	51	20	0	0
25-Apr-10	91	41	8	0	0
25-Apr-11	89	33	1	0	0
25-Apr-12	87	26	0	0	0
25-Apr-13	84	21	0	0	0
25-Apr-14	82	16	0	0	0
25-Apr-15	80	12	0	0	0
25-Apr-16	77	9	0	0	0
25-Apr-17	74	6	0	0	0
25-Apr-18	71	3	0	0	0
25-Apr-19	68	1	0	0	0
25-Apr-20	65	0	0	0	0
25-Apr-21	62	0	0	0	0
25-Apr-22	58	0	0	0	0
25-Apr-23	54	0	0	0	0
25-Apr-24	50	0	0	0	0
25-Apr-25	46	0	0	0	0
25-Apr-26	41	0	0	0	0
25-Apr-27	36	0	0	0	0
25-Apr-28	31	0	0	0	0
25-Apr-29	25	0	0	0	0
25-Apr-30	19	0	0	0	0
25-Apr-31	13	0	0	0	0
25-Apr-32	6	0	0	0	0
25-Apr-33	0	0	0	0	0

WAL	17.45	4.94	2.44	1.63	1.21
Principal Window

LIBOR_1MO	2.85	2.85	2.85	2.85	2.85
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-4G6BBG - Dec - 6L1

Date	1	2	3	4	5
29-Apr-05	100	100	100	100	100
25-Apr-06	100	100	100	100	100
25-Apr-07	100	100	100	100	100
25-Apr-08	100	100	100	100	83
25-Apr-09	100	100	100	92	0
25-Apr-10	100	100	100	30	0
25-Apr-11	100	100	100	0	0
25-Apr-12	100	100	78	0	0
25-Apr-13	100	100	62	0	0
25-Apr-14	100	100	54	0	0
25-Apr-15	100	100	42	0	0
25-Apr-16	100	100	33	0	0
25-Apr-17	100	100	25	0	0
25-Apr-18	100	100	20	0	0
25-Apr-19	100	100	15	0	0
25-Apr-20	100	96	12	0	0
25-Apr-21	100	87	9	0	0
25-Apr-22	100	80	7	0	0
25-Apr-23	100	73	5	0	0
25-Apr-24	100	67	4	0	0
25-Apr-25	100	62	3	0	0
25-Apr-26	100	57	2	0	0
25-Apr-27	100	52	2	0	0
25-Apr-28	100	42	1	0	0
25-Apr-29	100	33	1	0	0
25-Apr-30	100	25	1	0	0
25-Apr-31	100	18	*	0	0
25-Apr-32	100	13	*	0	0
25-Apr-33	96	7	*	0	0
25-Apr-34	62	3	*	0	0
25-Apr-35	0	0	0	0	0

WAL	29.09	21.68	10.28	4.74	3.4
Principal Window	Mar33-Jan35	Nov19-Jan35	Jun11-Jan35	Mar09-Sep10	Feb08-Feb09

LIBOR_1MO	2.85	2.85	2.85	2.85	2.85
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-4G6BBG - Dec - 6N1

Date	1	2	3	4	5
29-Apr-05	100	100	100	100	100
25-Apr-06	100	100	100	100	100
25-Apr-07	100	100	100	100	100
25-Apr-08	100	100	100	100	100
25-Apr-09	100	100	100	100	84
25-Apr-10	100	100	100	100	26
25-Apr-11	99	96	93	70	0
25-Apr-12	99	92	84	39	0
25-Apr-13	97	85	73	22	0
25-Apr-14	96	77	60	13	0
25-Apr-15	93	67	47	9	0
25-Apr-16	91	59	36	6	0
25-Apr-17	88	51	28	4	0
25-Apr-18	85	45	22	3	0
25-Apr-19	82	39	17	2	0
25-Apr-20	79	34	13	1	0
25-Apr-21	75	29	10	1	0
25-Apr-22	72	25	8	1	0
25-Apr-23	68	21	6	*	0
25-Apr-24	64	18	4	*	0
25-Apr-25	59	15	3	*	0
25-Apr-26	55	12	2	*	0
25-Apr-27	50	10	2	*	0
25-Apr-28	45	8	1	*	0
25-Apr-29	39	6	1	*	0
25-Apr-30	33	5	1	*	0
25-Apr-31	27	4	*	*	0
25-Apr-32	20	2	*	*	0
25-Apr-33	13	1	*	*	0
25-Apr-34	6	1	*	*	0
25-Apr-35	0	0	0	0	0

WAL	20.87	13.54	10.63	7.26	4.65
Principal Window	May10-Jan35	May10-Jan35	May10-Jan35	May10-Jan35	Feb09-Apr11

LIBOR_1MO	2.85	2.85	2.85	2.85	2.85
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-4G6BBG - Dec - 6B1

Date	1	2	3	4	5
29-Apr-05	100	100	100	100	100
25-Apr-06	99	99	99	99	99
25-Apr-07	97	97	97	97	97
25-Apr-08	96	96	96	96	96
25-Apr-09	94	94	94	94	94
25-Apr-10	93	93	93	93	93
25-Apr-11	91	88	85	82	78
25-Apr-12	89	83	77	70	46
25-Apr-13	87	76	66	55	27
25-Apr-14	85	69	54	41	16
25-Apr-15	83	60	42	28	9
25-Apr-16	81	53	32	19	5
25-Apr-17	79	46	25	13	3
25-Apr-18	76	40	20	9	2
25-Apr-19	73	35	15	6	1
25-Apr-20	70	30	12	4	1
25-Apr-21	67	26	9	3	*
25-Apr-22	64	22	7	2	*
25-Apr-23	61	19	5	1	*
25-Apr-24	57	16	4	1	*
25-Apr-25	53	13	3	*	*
25-Apr-26	49	11	2	*	*
25-Apr-27	44	9	2	*	*
25-Apr-28	40	7	1	*	*
25-Apr-29	35	6	1	*	*
25-Apr-30	30	4	1	*	*
25-Apr-31	24	3	*	*	*
25-Apr-32	18	2	*	*	*
25-Apr-33	12	1	*	*	*
25-Apr-34	5	1	*	*	*
25-Apr-35	0	0	0	0	0

WAL	19.07	12.52	9.92	8.63	7.18
Principal Window	May05-Jan35	May05-Jan35	May05-Jan35	May05-Jan35	May05-Jan35

LIBOR_1MO	2.85	2.85	2.85	2.85	2.85
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-4G6BBG - Dec - COLLAT

Date	1	2	3	4	5
29-Apr-05	100	100	100	100	100
25-Apr-06	99	90	82	74	65
25-Apr-07	97	80	65	51	39
25-Apr-08	96	71	51	35	23
25-Apr-09	94	63	40	24	14
25-Apr-10	93	56	32	17	8
25-Apr-11	91	49	25	11	5
25-Apr-12	89	44	19	8	3
25-Apr-13	87	38	15	5	2
25-Apr-14	85	34	12	4	1
25-Apr-15	83	30	9	3	1
25-Apr-16	81	26	7	2	*
25-Apr-17	79	23	6	1	*
25-Apr-18	76	20	4	1	*
25-Apr-19	73	17	3	1	*
25-Apr-20	70	15	3	*	*
25-Apr-21	67	13	2	*	*
25-Apr-22	64	11	1	*	*
25-Apr-23	61	9	1	*	*
25-Apr-24	57	8	1	*	*
25-Apr-25	53	7	1	*	*
25-Apr-26	49	5	*	*	*
25-Apr-27	44	4	*	*	*
25-Apr-28	40	4	*	*	*
25-Apr-29	35	3	*	*	*
25-Apr-30	30	2	*	*	*
25-Apr-31	24	2	*	*	*
25-Apr-32	18	1	*	*	*
25-Apr-33	12	1	*	*	*
25-Apr-34	5	*	*	*	*
25-Apr-35	0	0	0	0	0

WAL	19.07	7.77	4.34	2.89	2.11
Principal Window	May05-Jan35	May05-Jan35	May05-Jan35	May05-Jan35	May05-Jan35

LIBOR_1MO	2.85	2.85	2.85	2.85	2.85
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.